Listing Report:Supplement No. 39 dated Aug 26, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 313697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 36.62%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1990	Debt/Income ratio:	69%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	63	Length of status:	18y 9m
Amount delinquent:	$6,011	Revolving credit balance:	$21,441	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	sm-security	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of baby medical bills
Purpose of loan:
This loan will be used to consolidate all credit card debts in order to pay off medical bills for our newborn.

My financial situation:
I am a good candidate for this loan because I have a steady job for the past almost 20 years and will not be laid off any time soon based on my employer and seniority status.? I am exceedingly responsible, but the newborn laid costs upon us that were unexpected.? This will pay off our credit card debt incurred in paying off our recent newborn's medical bills and allow us to get back on our feet without deciding more negative measures.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.86

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1974	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,089	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MarineMurph	Borrower's state:	Colorado	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 100% )	800-820 (Latest)
Principal borrowed:	$50,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2008) 720-740 (Jun-2008) 740-760 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Proven Prosper Borrower
This will be my?third loan with Prosper.? My first and second?were retired with ALL payments made on time!

Why HR--hell if I know...

I am a good candidate for this loan because I have great credit, and always make payments on time.? The delinquencies shown are pulled from a credit file that does not belong to me.?You will also notice that my first credit line was opened in 1974, I was born in 1967 so that would make me 7 yrs old when my first credit line was opened!? I have had trouble getting this information removed from my file permanently.?

The proceeds will be used to expand our operation!? I own an Insurance Agency that uses Allstate products exclusively.? We were the Agency of the Year last year in the West Central Region which is a 9 state region.?

My monthly business cash flow for 2009:

Expenses:

Rent $1278
Utilities $200
Marketing $950
Payroll $5400
Loan Payment $1100
Other/Misc $1,000

?Monthly Total Expenses $9,928

Income:
Commission and Renewal
? Monthly Average $11,970

We are ready to expand!? We will be bringing on?another sales producer,?additionally my wife is transitioning in from Allstate Corporate to the Agency to start generating?business leads from our client base to offer worksite benefits to.?It such an appropriate time for this with the uncertainty on where Healthcare is headed.? We carry three months of expenses in our business savings.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2003	Debt/Income ratio:	45%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$885	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
roof and siding
Purpose of loan:
I recently bought my first home, the house is valued at $165,000.00 I paid only $95,000. I now need to replace the roof and siding, the roof is 15+ years old and is currently 4 layers, the siding is asbestos cement shingles. the estimate I received for the roof is just shy of $8000. the siding will need to be taken down and treated as hazardous waste in CT you can do this yourself as long as it is recorded with the state and disposed of properly. I have chosen to hire someone to pull all the old siding off this should cost between $4000-$6000. I will be spending the rest of the money putting up new siding and painting myself. I'm also using $5000 of my own money in case of overruns or for anything that happens to pop up.

My financial situation:
I have worked for the same mom and pop for 13 years, I am currently the General Manager and have job security and a steady paycheck. I will also be taking over the 40 year old business when the current owner retires in a few years. I will easily be able to pay back this loan, i will have no problem paying this loan back see my financial breakdown below. I am also a prosper investor with $1000 invested. this will be my second loan, first loan was paid in full with no late payments. Also as this is my first home I qualify for the $8000.
Monthly net income: $
$2150 after taxes
Monthly expenses: $
??Housing: $ 408.00-this includes taxes and insurance also my fiance pays the other half, total Mortgage payment $816.
??Insurance: $ 38-car
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 45
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Total $ Out:$1041
This Leaves Me $1109 monthly for savings and paying back this loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$191.24

Auction yield range:	8.23% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1996	Debt/Income ratio:	17%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$37,943	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	funds-captain4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down my credit cards
Purpose of loan:

This loan will be used to pay off my credit card debt.

My financial situation:

I had excellent credit and no credit card balances until last year, when funding for my startup fell through and I had to support my company (until it closed earlier this year) and myself with no cash until I found a job. To get over the hump, I turned to my credit cards as a last resort.

Thankfully, now I have a healthy salary at another company in a secure position (I'm critical to company operations), but still carry a significant credit card balance. Meanwhile, the interest rate on my largest balance recently went up. I'm paying more than minimum balances every month, but given my large balances and high interest rates, it'll take me approximately *forever* to get out of the credit card debt hole. I'd much rather be giving my money to Prosper lenders than to the credit card companies who are doing their best to gouge me and others.

I pay all my debt balances (which include the remainder of my grad school loans) on time every month.

Monthly net income: $4,335 (not including $100-$200 extra per month from blogging)

Monthly expenses: $3,670
? Housing: $1915
? Insurance: $0 (medical covered by employer, and I don't have a car)
? Car expenses: $100 (gas money and service for company car)
? Utilities: $35 for power (water, trash, etc. covered by building owners)
? Cell phone: $90
? Phone, cable, internet: $70 (internet only, I disconnected the land line and cable)
? Dining out, entertainment: $100
? Groceries: $350
? Clothing, household expenses $70 (I work in the Bay Area, where you don't need to spend a lot on clothing to be professionally successful. :)
? Other expenses: $150
? Grad school loans: $140
? Credit card interest: $650
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1998	Debt/Income ratio:	28%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$410	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	surleyb3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	520-540 (Aug-2008) 540-560 (Jul-2008) 540-560 (Apr-2008) 540-560 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off high interest loan
The purpose of this loan is to pay off a high interest loan I took out in order to help my grandparents do repairs on their car. I have a good credit rating so I was a better candidate for the loan than they were. After reviewing the terms and interest rate for this loan I came to the conclusion that it's highway robbery!! It is a $2500 loan and they want $8000 in interest with ridiculous monthly payments. The place is CASH CALL. I did this based on my granny's suggestion. The agreement was that they would make the monthly payment, but because of their limited income I would just like to pay for it myself but under better terms and a comfortable monthly payment.
I am a previous borrower of prosper and I made all payments on time and in full just as I promised in my last listing, as well as I paid it off way ahead of schedule. I have three credit card accounts with zero balances and a car note in which my husband pay's for that. other than my monthly bills which total approx. 850.00 a month I have no other debts or collections or public records outside of a bancruptcy from 9yrs ago and will come off my credit in Jan 2010.
My income is work, social security disability, and child support which total net is around 2978.00 per month.
Although there was a lot of doubt when I obtained my 1st loan from prosper, I proved those in doubt to be wrong as well as I have brought my credit rating up. If I am successful in obtaining this loan I give you that same promise. To pay on time every month with the possibility of early repayment. Please help me get from under this ridiculous loan with these cash call people. Although my plan was to stay debt free, I had to help my grandparents for they are the ones who basically raised me and I didnt want to be worried about their safety on the road. Feel free to ask me questions, I am more than open to answer...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1985	Debt/Income ratio:	40%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	24y 1m
Amount delinquent:	$0	Revolving credit balance:	$117,578	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	diligent-basis	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom Remodel
Purpose of loan:
This loan will be used to?
Remodel our Bathroom
I am a good candidate for this loan because?
I am a Truck Driver and I have been with the same company for 24 years.? I have lived in the same place for 24 years. My?wife also contributes her income.? I have always paid my bills and have never been late on a payment.? Most of the revolving credit is from a home equity line of credit (75%) we took out when my son was young to pay medical bills.???My Son?just graduated from high school and we just spent money on enrolling him in Tech. School, now?we find?there is a?need to remodel our bathroom.? It has mold and there are things that need to be ripped out and the plumbing repaired.? I will be doing most of the work myself along with a plumber friend, saving us thousands of dollars?.? Making the prosper payment will not be a problem we have a? second income my wife brings in.??I will also have my payments? automatically deducted through my bank account.?I also have a 401K?(with over 100K) I can tap into if the need arises.? I would appreciate any help and bids I can get.? Any questions are welcomed and I can verify Income and 401K if need be. Thanks?
My financial situation:
Monthly net income: $ 3,500
Wife's Income 2,000
Monthly expenses: $
??Housing: $ 450,00
??Insurance: $???200.00?
Car expenses: $ 100.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $?400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1300
??Other expenses: $ 200.00????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$123.17

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,047	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	red-engaging-diversification	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Loan for Newlywed
Purpose of loan:
Fund a portion of a new small business venture.? I have the majority of the initial capital.
I have prepared a full business plan, including a cash flow analysis and demographic data.
The business idea is similar to a business that has taken off (www.SmashShack.com) and will do well in the college town that I currently live in.

My financial situation:
I am a good candidate for this loan because I have good credit and am very business minded.? This loan will be the only loan for the business so it will be the only debt and the first to be paid in full and promptly.

Monthly net income: $ 2,500

Monthly expenses: $ 1,275.00
??Housing: $ 400
??Insurance: $ 75
??Car expenses: $ 300
??Utilities: $ 125
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1989	Debt/Income ratio:	10%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	11y 3m
Amount delinquent:	$863	Revolving credit balance:	$1,583	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brightest-suave-investment	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to keep job and home.
Purpose of loan:
This loan will be used to payoff credit cards and loans. If this is not done then I will lose my job.

My financial situation:
I am a good candidate for this loan, because I am willing to pay off in a 2 year period at a higher interest rate. Recently, my wife lost her job 2 1/2 years ago and has finally found employment. The problem is during that time we had to use everything we have to stay afloat with the children. Now that she is working we are paying down the debt we owe, but recently I fell behind on a credit card I need for work and if I can not pay it off by the end of the month I will lose my job. This loan will to pay off my credit cards as well as loans I have out. This will take over for the 600 I owe to credit cards and loans a month. This will wipe out all of my credit card and loan debt except for student loan that is deferred. All other expenses are a monthly debt that is ongoing. Mortgage, insurance, utilities, car payment, etc. will remain but all other debt with this loan wil be eliminated.?

Monthly net income: $ 6000 (I get a quarterly bonus which I have added into this total. The bonus is guaranteed. It averages net about 3000 a quarter)

Monthly expenses: $
Housing: $ 2950
Insurance: $ 400
Car expenses: $ 711
Utilities: $ 120
Phone, cable, internet: $ 150
Food, entertainment: $ 250
Clothing, household expenses $ 0
Credit cards and other loans: $ 600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	0 / 0	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-cerebral-revenue	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Biz Internet TV Station
Purpose of loan:
This loan will be used to? create the first Internet TV station dedicated to entrepreneurs and small business networking

My financial situation:
I am a good candidate for this loan because? I have 9 years of online business experience and have help establish webcasting on the Internet

Monthly net income: $ 1100-1800

Monthly expenses: $ 980 total
??Housing: $ 775
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 75
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 0
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	23 / 22	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	50	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$155,219	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	compassion-symphony0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing repairs of Hurricane Ike
This loan will be used to finish the rebuilding of our family beach cabin in Crystal Beach, Texas that was completely destroyed by Hurricane Ike in September of 2008. We are almost finished, but lack about $7,500 to complete the project. We are still fighting with the insurance company for some of our damages, but we don't want to have to delay the project any longer while waiting on them. The reasons for my high debt level are partially due to this project taking most of my time for the last 6 months. I have paid all my bills and am not late on any of the balances nor will I be. Due to the current conditions in the banking and credit industries, getting additional money from the credit card companies or banks is nearly impossible. This loan will bridge the gap between now and when the banking situation normalizes and the house can be refinanced or the insurance company pays the money that they owe us. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.13

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$33,038	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	progressive-peace2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Undervalued Property Purchase
Purpose of loan:
This loan will be used to purchase some properties that are severely undervalued. I have been in RE since I was 21, I am now 40. There are a few friends that are having trouble and are in need of funds, and they are unloading their homes to me for cash. They are selling and holding for me because I have helped them in the past. The market for these properties is currently in the mid 30's to mid 40's after cleanup, and I can get them for around 16k or so. They don't need much cleanup, so maybe 3k for quick turn around. These properties should be around 55k + if not for the panic. I may sell quickly for 28k+, or I may hold them for 6-12 months for 40k+. The stabilization of this market before the last panic at the end of last year was around 50k. Opportunity of a RE career is an understatement.

My financial situation:
I am a good candidate for this loan because our business cash flow has been better than we could ask for in these times. We are still selling off some equipment from a previous investment a couple of years ago that we sold for a nice profit for only a 1 1/2 yr turnaround before the bottom fell out of the economy last year. The equipment should bring in around 28k after sales, but only because we are not going to sell at liquidation prices at the bottom of the market. Within the next 3-6 months we will possibly get even more, and will pay off this loan with those proceeds. We look forward to establishing a great working relationship and even starting to lend in this community after sale. Thank you for your time and have a great day!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1997	Debt/Income ratio:	17%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	11y 0m
Amount delinquent:	$100	Revolving credit balance:	$2,843	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	115%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jman78	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 640-660 (Mar-2008)
Principal balance:	$2,462.62	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off two credit cards with high interest rates.

My financial situation:
I am a good candidate for this loan because? I have a few credit dings, but I do pay my bills on time.? My other prosper loan is 100% current.? Don't let the rating intimidate you from lending. Every loan I have ever taken, I have paid them off early and never missed a payment.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 370
??Insurance: $ 75
??Car expenses: $ 0 (paid off vehicle loan)
??Utilities: $ 55
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 25
??Credit cards and other loans: $ currently my credit cards run me about $150, my other prosper loan is $138
??Other expenses: $ Gas runs about $160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1997	Debt/Income ratio:	32%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	12y 7m
Amount delinquent:	$1,200	Revolving credit balance:	$36,935	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	LaxStarr	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 7% )	640-660 (May-2008)
Principal balance:	$2,356.04	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Engagement Ring/Wedding Costs
Purpose of loan:
I am hoping to acquire a loan to give me the financial backing to purchase an engagement ring for my girlfriend, and give me the rest of the money needed to put towards a very small, economical wedding for us.? Under my current financial plan, I can handle a monthly payment plan of less than or equal to $200 a month for 36months.

My financial situation:
A few years ago, I had a nasty separation and unfortunately I was stuck with the majority of the unnecessary debt created by my ex-wife and me.? While my revolving debt level remains high, I continue to work at paying down the debt with every extra penny I have.? I have never defaulted on any loan I've ever received, including the one I already have through generous prosper members, which I've never been late on.? I've been military for 12.5years now which should hopefully gives you the idea about my level of commitment.? I appreciate your time in looking over my loan request.

Monthly net income: $ 4800

Monthly expenses: $? 2990
??Housing: $510
??Insurance: $ 80
? Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,248	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	authentic-coin	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Help
Purpose of loan:
This loan will be used to pay off my credit card that just got hit with more interest.

My financial situation:
I am a good candidate for this loan because I work full time and always pay my bills in a timley manner.? I never have been late making payments and have good credit.?I don't have alot of expenses?as?I do not pay rent due to the fact I live at home in order to save money.?

Monthly net income: $ 3500

Monthly expenses: $ 906
??Housing: $ 0
??Insurance: $ 35
??Car expenses: $ 391
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$295	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	2
Screen name:	first-economy-economist	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Rest of Mortgage
Purpose of loan:
This loan will be used to pay off the rest of my mortgage.
I have about $40 000 in cash and I need about $25 000 to pay off the rest of my mortgage, which is $65000.
The property is a condo which I bought on November 4 2008 for $245000. I bought the condo with seller financing which was an agreement to pay the condo in three installments.
I paid $110000 at closing, then I paid $70000 plus interest at the end of July, 2009.
I still need to pay the rest of $65000, which is why I am using Prosper.com.

My financial situation:
I am a good candidate for this loan because:
1. I have a large equity in the condo ($180 000) so your loan is guaranteed. That is, I am willing to sign a lean to the lender on my property.

2. I have a good credit. My credit is around 700, but my credit is better than that, simply because I chose to buy the condo with seller financing instead of bank financing, which means that the real estate transaction was not considered in calculating my credit score.

3. I have a nice income, which I can prove via bank statements.

4. My only debt --other than the condo mortgage-- is a small student loan of around $7000.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$854.44

Auction yield range:	8.23% - 13.00%	Estimated loss impact:	7.29%
Lender servicing fee:	1.00%	Estimated return:	5.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	46%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$37,011	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	efficient-hope	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminating credit/education debt
Purpose of loan:
This loan will be used to? finish paying off my the education debt we created.? We chose to use credit cards instead of the student loan route for my wife to finish her masters degree.? It was a non issue until the recent financial collapse.? We had nothing with an interest rate greater than 7.99%.? Now that other folks who are financially irresponisble our interest rates on our cards are around 13.99%.? We are being punished as responsible borrowers because other folks can't meet their commitment.? Our rates have been raised to cover their bankruptcies and frankly I am just tired of it.? Once I get these things taken care of we are done with it.? Neither my wife or I have ever even had a late payment on anything, but the credit industry just doesn't want to work with anyone because of the economical fear that is gripping everyone.

My financial situation:
I am a good candidate for this loan because? my wife and I both have steady jobs/incomes.? I work in the oil/gas industry.? My wife is a Special Ed teacher with a Master is Autism.? She just started her 10th year of teaching.? Our combined incomes are just north of 100k annualy.? Our credit scores are in the 725-750 range. Our expenses are minimal but I will list:

Home - 1780.00 a month (We refinanced 1.5 years ago down to a 15 year fixed at 5%.? We have 13.5 left.? Been in the home 8 years.)
Cars - 950 a month (One car is 3 years old, the other 2.? Have 2 and 3 years left on loans respectively)
Internet - 47.00
Cable - 150.00
Cellular - 180.00 (we carry two kids on the plan plus MIL)
Food - 500.00
Current CC payments - 1000.00 (That isn't minimum payment, that is the payments I am currently making.? Minimums are somewhere in the 550 range.? Can't be certain as I have never been concerened about minimums.)

Thanks for taking your time and looking into this investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bulsa	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rental property Improvements
Purpose of loan:
This loan will be used to? Any repairs to needed to new rental units. 5 residential houses

My financial situation:
I am a good candidate for this loan because? I have repaid every loan I have ever had, early. I have been a home Inspector for 13 years and built a house from a book.

Monthly net income: $ 3127.00

Monthly expenses: $
??Housing: $ 341
??Insurance: $ 0
??Car expenses: $ 73
??Utilities: $ 0
??Phone, cable, internet: $ 20
??Food, entertainment: $ 165.00
??Clothing, household expenses $ 20
??Credit cards and other loans: $?200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$163.21

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	20%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$61,615	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	jamie56048	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to pay off my 0% credit card.

My financial situation:
I am a good candidate for this loan because i have always paid my bills on time and i will keep it that way.? I usually pay all my bills via ACH and they are usually scheduled before my statement's arrive.? My plan is to pay this loan back with my year end bonus from work.

Monthly net income: $ 2,750

Monthly expenses: $
??Housing: $ 867
? Insurance: $125
? Credit cards and other loans: $ 675
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1998	Debt/Income ratio:	31%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 6m
Amount delinquent:	$9	Revolving credit balance:	$12,519	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Mags53	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,300.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 720-740 (Apr-2009) 760-780 (Jan-2008) 780-800 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Consolidate Debt & Son's Student Lo
Purpose of loan:
This will be my?third Prosper loan...I am going to pay off some debt and then use the remainder to help with college expenses for my youngest son.? With my first loan I was able to help my older son pay off his car and also I paid off a credit card.?? I paid off my first 2 loans in less than 2 years.
My past rating was a AA...I think the only reason I am not a AA is because of debt ratio...but I am ahead on every single payment for all my creditors.? I just need to get rid of some debt.

My financial situation:
I have a very good job, my husband takes care of paying the house expenses and I tend to pay double payments on my bills monthly.? I see myself paying off this loan in 18 - 20 months.? I am doing what I can to become debt free in order to be able to help others.?

Monthly net income: $ $1600

Monthly expenses: $?1200????
??Insurance: $ $50
??Car expenses: $ $320
??Utilities: $ Paid by husband
??Phone, cable, internet: $ Paid by husband
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ $250 (this will become my payment to Prosper.com)
??Other expenses: $ $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.07%	Starting borrower rate/APR:	23.07% / 25.35%	Starting monthly payment:	$271.22

Auction yield range:	8.23% - 22.07%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	15.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2004	Debt/Income ratio:	19%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,367	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ninjamexicano	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my credit card debt

My financial situation: Excellent.
I am a good candidate for this loan because I refuse to pay continually increasing credit card fees. Also, I paid off my previous Prosper Loan in half the time.

Monthly net income: 3800

Monthly expenses:
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,134	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Zan1der	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening costs for Health Concept
Purpose of loan:
This loan will be used to?open a new health concept/studio in Newport Beach, CA called "Sweet Sweat"....?It will be modeled after the tanning salon concepts only we will be using INFRARED SAUNAS.? Clients will pay per session (or through pre-paid bulk packages) to sit in these saunas for 30 minutes.? They were just featured on Oprah (by Dr. Oz).? Visit www.sunlightsaunas.com to see the saunas we will be using.? We already have about 30 clients (friends/family) committed to signing up and the health benefits are amazing!? We will begin franchising the concept by years end, with several people already interested after we get the first unit open.? Again, I am highly experience at developing franchised concepts and my fiancee, who will be running it, has been working for J&J (orothopedics) for over 5 years (for the sane company).? This is her dream and we are building it together....WITH YOUR HELP and SUPPORT!!!? Thank you!? I have always been intrigued by this form of P2P lending..and I am excited to see it work in action!? Together, this will be a "win-win" scenario!

My financial situation:
I have over 13 years experience with launching new businesses.? First was a 34 unit franchise concept (Papa John's Pizza)?I built in Orange County, CA.? I also have helped grow, as well as invested in, several other startups including www.digitalsports.com where I was VP of Business Development and www.brandamericainc.com where I am a major shareholder and on the Board of Directors.? I also am working on another concept I invested in www.nightcaresleep.com where I am acting as VP Business Development as well, assisting with raising capital and developing new sales channels.? My fiancee is opening?the new?studio (with me, although she will be running it full time) in the Health & Wellness industry which I intend to franchise soon after opening.? I am pretty taped out with investing in this (we already spent 10K and have a signed lease) due to my other investments as well as current debt situation.? My income have always been about $120,000 in the past several years and I have never missed a payment on any loan or credit card.?

Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $?900
??Utilities: $ 150
??Phone, cable, internet: $ 300
??Food, entertainment: $ 1000
??Clothing, household expenses $ 300
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,750.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.50%	Starting borrower rate/APR:	25.50% / 27.81%	Starting monthly payment:	$350.22

Auction yield range:	14.23% - 24.50%	Estimated loss impact:	15.11%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1994	Debt/Income ratio:	27%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,878	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	grizzlebear	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$4,117.64	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
LOOK! Fighting jacked up card rates
Purpose of loan:Please help me fight back against unreasonable card rate increases!
I have 2 credit cards that have arbitrarily jacked the rates from low fixed to unreasonable variables.
I have closed one and am closing the other.? Now I want to stop doing business entirely with those companies!

Long time stable employment.
Low debt ratio

Prosper shows my credit score as 680-700 (based on an old report, before I closed one of the cards),
I just pulled my credit score today from Experian and it is 725, and will provide a copy on request.

I have not missed any? payments on any accounts, but
I am just not happy with new variable card rates, which will go up even higher if the prime goes up.

Monthly net income: $ 2,100+

Monthly expenses: $
??Housing: $ 225
??Insurance: $ 40
??Car expenses: $ 50
??Utilities: $ 120
??Phone, cable, internet: $ 130
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.02%	Starting monthly payment:	$49.05

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	40%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	21y 10m
Amount delinquent:	$0	Revolving credit balance:	$87,051	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bubbagracie	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$2,320.55	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
College Bound Dtr.-needs trans.
Purpose of loan:
This loan will be used to pay off a high?interest loan (HSBC?is 2400) and assist with the addition on our house to make father in law a little more comfortable.? We are short $3800 for this.??

My financial situation:
I am a good candidate for this loan because I am trustworthy, pay my bills on time (I know it appears I have too much credit, because of my debt to income ratio, but one loan for motor home at 11% (1991 winnebago which is up for sale for balance owing), one is for car for daughter, since she wasn't able to get a loan (finance company-honda prelude at 12%, one is HELOC with AG @7.8% fixed), one is new business loan @11%, one is 2006 Expedition @9%) plus various credit cards, one credit card almost maxed for tuition assistance for daughter @11/99%). ?I also have begun some consulting work from my home, and did that loan on my own,without my husbands assistance.
Monthly net income:? $7400

Monthly expenses: $
??Housing: $ 1348.00?Wells Fargo @6.00%? (PITI)
??Insurance: $ Auto is $60 per month, health?insurance fully paid by?employer, same for life?and disability
??Car expenses: $ 200?(I do get a mileage reimbursement which averages $300 per month)
??Utilities: $ 250?
??Phone, cable, internet:? $99?(comcast bundle)
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2500 (includes those items I've mentioned above)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	31%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,182	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	laz053	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 600-620 (Feb-2008) 600-620 (Jan-2008) 580-600 (Sep-2007)
Principal balance:	$2,952.79	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off Debt! * No DQs*
this loan.
Purpose of loan:
This loan will allow me to pay down my high interest credit card debt and student loans I acquired while in school.? I work hard to pay my bills, but with multiple cards and student loans it has become increasingly difficult to keep track of what is coming and going.?I plan to pay off my BOA credit card with this loan. Paying down some of these remaining credit cards will be a huge relief.? I work for a very successful group of doctors with great job security. I always pay on time and have no delinquencies.?Please bid with confidence!!!?? Thanks !

Monthly net income$ 3200
?Housing: $ 300- I pay rent to my sister
??Insurance: $ 103
??Car expenses: $ 412
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $?674

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,995.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.72

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1985	Debt/Income ratio:	41%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,707	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Wonderwoman44	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$3,811.50	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Pay off Car Loan
Purpose of loan:
This loan will be used to? pay off Auto Loan.
My financial situation:
I am a good candidate for this loan because? I pay my bills when due and almost always pay more than the minimum amount. I've never been late in 18 months on original Prosper loan. This payoff releases more than double the amount of funds to pay down (and off) other debts.

Monthly net income: $ 1,950
Monthly expenses: $ 1,790
??Housing: $ 250
??Insurance: $ 50
??Car expenses: $ 185
??Utilities: $ 120
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 520
??Other expenses: $ 240
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1998	Debt/Income ratio:	4%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	16y 8m
Amount delinquent:	$4,131	Revolving credit balance:	$335	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	4
Screen name:	JustTakeTheFirstStep	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mortgage strong in 2010
Purpose of loan:
Pay off 2 creditors to which I do not really owe debts. I have tried getting the police involved?with no satisfaction. I have settled internally with the idea that rather than continue fighting these creditors, I will pay them (1 judgement/1 ex-girlfriend account) as they are hindering my ability to get a mortgage at a decent rate. My Equifax and Transunion reports are fine, but Experian has troubles. Paying these two items in a lump sum would immediately get my Experian score on par with the others and allow forward movement financially.

With regard to my judgement, I have?learned that issues with illeged creditors must be met head on even if I regard them as invalid.

Thanks for your consideration and Grace.

My financial situation:
I am a good candidate for this loan because I firmly believe that if?I recieve comething with terms, I should honor the?same. I?acknowledge that while at times, things can be difficult, they are potentially difficult for others as well. Further I support the mindset that?others should be buffered from any personal shortcomings.?

Monthly net income: $ 47606

Monthly expenses: $ 2364.62
??Housing: $ 1325.00
??Insurance: $?134.62
??Car expenses: $120 Insurance only(vehicle owned)?
??Utilities: $ 155
??Phone, cable, internet: $ 160
??Food, entertainment: $ 120
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 200+ varies because of contributions to an ill relative.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	0y 3m
Amount delinquent:	$12	Revolving credit balance:	$2,074	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	gain-attraction	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
emergency expense
I have a fair credit score and often denied by banks for a personal loan. I just started working as a registered nurse recently. I want a this $5000 loan to pay for 4 new tires on the our vehicle and do work on the bathroom which has a leak. I am confident I will be able to pay off this loan 2-3 years. I can pay around $150-180 dollars per month on the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$453.35

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2001	Debt/Income ratio:	38%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,701	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	45%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	adjustment101	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	720-740 (Oct-2007)
Principal balance:	$1,937.35	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Equipment Upgrades
Purpose of loan:
This loan will be used to? I would like to upgrade my current Morbark 290? (12-inch capacity) wood chipper with a newer and larger version.Also pay-off the remaining balance on my current loan. The purchase would enable many jobs to become more cost effective.

My financial situation:
I am a good candidate for this loan because? I? still have a good customer base and make every attempt to be very competetive in my bidding practices. I still work five days a week with some Saturdays. Your consideration is appreciated.

Monthly net income: $2750.00

Monthly expenses: $ 1354.00
??Housing: $ 625.00
??Insurance: $ 24.00
??Car expenses: $ 80.00
??Utilities: $ 129.00
??Phone, cable, internet: $ 108.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.01%	Starting borrower rate/APR:	14.01% / 16.17%	Starting monthly payment:	$256.37

Auction yield range:	4.23% - 13.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1998	Debt/Income ratio:	22%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$578	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	spirited-note	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Website for Law Students & Lawyers
Purpose of loan:
To build a website that allows law students and lawyers to post and share comments and reviews on law firms, schools, and judges. Currently, no such service exists for legal professionals; they mostly rely on their own personal networks for gathering career information.Business professionals can use sites such as www.glassdoor.com, but there is no such site for lawyers.I have already compiled a unique database of hundreds of law firms, schools, and thousands of judges and have a comprehensive design for the site planned.
My financial situation:
I am a good candidate for this loan because I am a Stanford Law School student with reliable income (I work for the local office of a large New York law firm) with an offer of full employment next year.I have also invested a significant amount of my own resources and time into making this business a success.Finally, I have over ten years experience in managing website projects.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.23%	Starting borrower rate/APR:	12.23% / 14.36%	Starting monthly payment:	$166.62

Auction yield range:	11.23% - 11.23%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	0.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1984	Debt/Income ratio:	31%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$24,049	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mystical-vigilance	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Portion of down payment on new Semi
Purpose of loan:
This loan will be used to? I have been gainfully employed, accident free Professional Truck Driver since Aug 13, 1992. I am currently a owner operator, leasing my truck from the company i am leased to. I have been a? profitable o/o since 5-11-06. I would like to purchase a more fuel efficient semi truck to excel help my future profit margin. I am needing help with a portion of the down payment in order to do this.?

My financial situation:
I am a good candidate for this loan because? I am a honest hard working individual striving to make a successful living for my family.

Monthly net income: $ 5000

Monthly expenses: $ 3652
??Housing: $ 830
??Insurance: $ 250
??Car expenses: $ 522
??Utilities: $?250
??Phone, cable, internet: $ 200
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?700
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.80%	Starting borrower rate/APR:	31.80% / 34.20%	Starting monthly payment:	$130.33

Auction yield range:	14.23% - 30.80%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1980	Debt/Income ratio:	17%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	6y 2m
Amount delinquent:	$488	Revolving credit balance:	$37,837	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	genuine-interest	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WEDDING EXPENSES
Purpose of loan:
This loan will be used to pay wedding expenses.?

My financial situation:
I am a good candidate for this loan because i have a stable job with a State entity and teach part-time at a community college. My income is approximately 109,000 per year. My household income is higher.? My credit score has suffered in the past several years, since I just finished putting my last of three children through college. The money to pay the monthly loan payment will be deducted automatically from my paycheck and deposited into a checking account at a credit union. I have no checks for this account, so there will always be adequate funds available. I will not default on this loan.

Monthly net income: $ 6,400

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 300
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$255.01

Auction yield range:	17.23% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	20	Length of status:	15y 7m
Amount delinquent:	$140	Revolving credit balance:	$1,281	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	maryell53	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS
Purpose of loan:
This loan will be used to?
pay off car and credit cards and expand my Tax Accounting business
My financial situation:
I am a good candidate for this loan because? My debt is paid on time, and my Tax business is very lucrtive

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 695.00
??Insurance: $ 351.00
??Car expenses: $ 393.00
??Utilities: $ 150
??Phone, cable, internet: $ 156
??Food, entertainment: $200
??Clothing, household expenses $ 150
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1997	Debt/Income ratio:	39%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	76	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,006	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Freshstart3	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	560-580 (Apr-2008) 540-560 (Jan-2007)
Principal balance:	$2,023.49	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Rapid Growing Business
Purpose of loan:
This loan will be used to purchase inventory and market my rapidly growing business. I am a well established event designer who has secured a business location that has secured several bookings in just a few months. The venue is very sleek/elegant and can be used for wedding receptions, business events, retirement parties, and Christmas celebrations.?The amenities of this location include a state of the are kitchen, marble floors, and outdoor gazebos that take your breath away!? If you contact me I can send pictures of the space.

As a full service event designer adding?my personal venue takes my marketing packages to another level.......this loan will secure?advertising/marketing for the venue,?purchase inventory, and?give a few months operating expenses (i.e insurance, licensing, etc.).???

My financial situation:
This debt will be by paid by my company that is currently generating approx. $20,000 a month in revenues. I expect this to increase by at 12% per month as we enter into the holiday season. I am also a full-time employee with the US Government and gross over $100k per year. I plan to maintain my full-time employment so all profits can be retained by the business for the next few years. I currently have 6 pending events that are contracted to pay over $16K. I have been a successful client with Prosper for the last few years and know the importance of this community.

I have proven success in this business and know that these funds would increase that success.

Thanks for reading my post......
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$878	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MarcCL13	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	660-680 (Latest)
Principal borrowed:	$9,800.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 700-720 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Payoff Wedding and Expand Business
Purpose of the Loan

This loan will be used to help pay off the expense of getting married, expanding my business, and consolidating my debt.

My wife and I have been together for several years, and only just recently have been in a position to get married.

Since this was the first marriage for both of us I wanted the day to be special which it was and provide my wife with everything she had dreamed of ever since she was a little girl. This caused the cost of the wedding to go over budget.

In the midst of this all, I am trying to pay-off the last of my student loans and trying to expand my growing business.

This loan will allow me to start a new life with my wife.

My Financial Situation

I am a great candidate for this loan because I own a stable and growing business. My business specializes in web design, and (seo) services.

I have a credit score over 725 on all three credit reporting agencies. My current income is more than adequate to repay this loan in a timely fashion.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$200.38

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	45%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$191,190	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-chorus	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Evil Chase bumping me to 5% from 2%
Purpose of loan:
This loan will be used to? pay off a credit card.?

My financial situation:
I am a good candidate for this loan because? I was happily paying off my bill already, when evil Chase bank raised my minimum payment from 2% to 5%.? This is a credit card which offered 2.99% and 3.99% transfer rates "until the balance is paid".? I thought I was being clever by transferring other higher interest credit card balances to this one.? I don't use the card at all for purchases, simply as a reservoir for the transferred balances to take advantage of the rate.? Then I just set up automatic payments from my bank, and was set to have the balance paid off in 41 months. No biggie.

In June 2009 I got a notice from Chase that they were going to raise my minimum payments per month from 2% to 5%.? Obviously, this more than doubles my monthly, and results in the balance being paid off in 24 months (which is not as convenient for me as my planned 41 months). When I called and asked why, they said that in this economic climate (read: pending Congressional legislation) they "cannot afford accounts like yours".?

So to me, this means they are wishing that thrify people like myself had not taken advantage of their 2.99 and 3.99 balance transfer rates, and are using the only weapon in their arsenal to get back at me.? I don't think that's fair.? So, due to their business practices, I'd rather pay you than pay Chase!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1988	Debt/Income ratio:	24%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,372	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	juls011	Borrower's state:	Ohio	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008) 640-660 (May-2008) 720-740 (Dec-2007) 720-740 (Sep-2007)
Principal balance:	$703.08	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Want to consolidate bills
Purpose of loan:
This loan will be used to? pay down bills and build up a good credit history
My financial situation:
I am a good candidate for this loan because? I have been employed by the same company for 25 plus years and I pay my bills.?My financial picture is improving, I just received a raise that pushes my income up to over $50,000 per year. My husband's income is rising as well, if?it helps his income will be helping to make the payment and his?monthly net?is?$3734.?

Monthly net income: $ 2104

Monthly expenses: $
??Housing: $?750
??Insurance: $ 90
??Car expenses: $411?
??Utilities: $?154
??Phone, cable, internet: $150
??Food, entertainment: $?500
??Clothing, household expenses $
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 398294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.84%	Starting borrower rate/APR:	18.84% / 20.31%	Starting monthly payment:	$768.08

Auction yield range:	17.23% - 17.84%	Estimated loss impact:	18.99%
Lender servicing fee:	1.00%	Estimated return:	-1.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2000	Debt/Income ratio:	44%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,071	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	optimistic823	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards and get myself back on track with my life. I took a chance on my previous job at a full-commission employer. I made some unwise choices with my credit during that time, and now that I've left, I'm going to work hard to fix those mistakes. I'm currently engaged and I want to start off my married life with as clean a slate credit-wise as possible.

My financial situation:
I am a good candidate for this loan because? I've never had a delinquent account, I always make monthly payments, and minus my credit card payments, my monthly expenses are very low. I'm currently living at home with my parents, which keeps certain expenses from demanding too much of my income.

Monthly net income: $ 2000

Monthly expenses: $ 1105
??Housing: $ 0
??Insurance: $50
??Car expenses: $200
??Utilities: $ 0
??Phone, cable, internet: $80
??Food, entertainment: $ 25
??Clothing, household expenses $50
??Credit cards and other loans: $ 600
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 414448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$113.19

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2003	Debt/Income ratio:	16%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	3y 2m
Amount delinquent:	$369	Revolving credit balance:	$12,493	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	compassion-mover	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fix my truck and get a lawn mower
Purpose of loan:
This loan will be used to buy a new lawn mower and fix my truck.

My financial situation:
I am a good candidate for this loan because i have not missed a payment in over 4 years.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 814
??Insurance: $ 108
??Car expenses: $0
??Utilities: $ 500
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.43%	Starting borrower rate/APR:	29.43% / 31.80%	Starting monthly payment:	$632.10

Auction yield range:	11.23% - 28.43%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1986	Debt/Income ratio:	69%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	26y 2m
Amount delinquent:	$0	Revolving credit balance:	$26,049	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-tender-community	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards/family loans
Purpose of loan:
This loan will be used to?To pay off all my store cards and some family loans used to start a small internet?business?

My financial situation:
I am a good candidate for this loan because? I believe in paying my debts off. I always try to stay current on my accounts. I have worked with a company for 26 years that is in excellent?condition and is still growing. I would like to have this payment taken out of my checking account each month to make sure that it is always paid on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1999	Debt/Income ratio:	44%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,132	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	8
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 600-620 (Dec-2007) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Credit Cards are the DEVIL!!!!!!!!!
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a great job managing a? hotel?and want to get out of CC debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, and now I just want it all to go away. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $?around?1800
??Housing: $?1200
??Insurance: $ 48
??Car expenses: $?50 - gas
??Utilities: $?32
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $?0
??Credit cards and other loans: $?425?
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$92.75

Auction yield range:	17.23% - 35.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,875	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	bazaar-triumph	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rose
Purpose of loan:
This loan will be used to help my girlfriend relocate to the United States.

My financial situation:
I am a good candidate for this loan because I have never paid a bill late or failed to pay a bill.

Monthly net income: $ 1750

Monthly expenses: $
??Housing: $ 685
??Insurance: $ 50
??Car expenses: $ 135
??Utilities: $ 50
??Phone, cable, internet: $?70
??Food, entertainment: $ 40
??Clothing, household expenses $0?
??Credit cards and other loans: $ 120
??Other expenses: $ 136
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2003	Debt/Income ratio:	36%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	22 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,252	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skramer221	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 97% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	1 ( 3% )	620-640 (Oct-2006)
Principal balance:	$163.83	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Aiming to Purchase 1st Home
I currently have received a promotion with my job which is helping me pay off more of my debt, but I still need some help. This loan will be used to?help pay off revolving credit that has been acquired during my attendance to college.?I have also,?just recently had?to have eye surgery which adds to my financial responsabilites.?I aim to?be purchasing a house in the future and need to improve my?financial situation now.?

My pervious prosper loan?payments are being completed next month, earlier than agreed upon in the promissary note. The revolving credit of $12,000 will be?signifcantly decreased. I did notice that on my last credit protection report last month my score was 640. The?score listed of 600-620 is slightly?skewed. This loan is being used to lower all open and revolving credit in order to higher my credit score.

Monthly net income: $2,320

Monthly expenses: $ 2030
??Housing: $ 600
??Insurance: $ 30
? Car expenses: $ 100
? Utilities: $ 150
? Phone, cable, internet: $ 100
? Food, entertainment: $ 400
? Credit cards and other loans: $?650
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.08%	Starting borrower rate/APR:	17.08% / 19.28%	Starting monthly payment:	$178.46

Auction yield range:	6.23% - 16.08%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	23%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,240	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dinero-volcano1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money to grow energy company
Purpose of loan:
This loan will be used to? grow my inspection and green energy company

My financial situation:
I am a good candidate for this loan because?business is really starting to pick up
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	32.65%	Starting borrower rate/APR:	33.65% / 36.08%	Starting monthly payment:	$133.43

Auction yield range:	14.23% - 32.65%	Estimated loss impact:	16.20%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1999	Debt/Income ratio:	30%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$629	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lyleh	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (May-2009) 580-600 (Jun-2008) 580-600 (May-2008) 580-600 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
pay a few bills and fix the truck
Purpose of loan?
pay off a few small bills? and stay current on bills...
My financial situation:
I am a good candidate for this loan because?
i have had a steady job and plan to work some overtime to pay loan off early...
Monthly net income: $

Monthly expenses: $
??Housing: $ 334.00
??Insurance: $ 100.00
??Car expenses: $ 466.00
??Utilities: $100.00
??Phone, cable, internet: $?60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.32

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1999	Debt/Income ratio:	51%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,458	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lyonardo21	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 6% )	700-720 (Mar-2008)
Principal balance:	$3,674.12	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay Off High Interest Start Up Debt
Loan will pay a high interest card that I?took to open my restaurant. As a matter of fact, all my cards were cut up at the beginning of this year, and that has helped me to pay them down by?almost half. However, since I am paying about $500 a month in interest alone, I have not been able to get rid of?them fast enough! I?went to?a local bank, but since my?restaurant is less than 2 years old they won't?consider it for a loan at this time.

I am a good candidate because I always pay my debts. My score dropped a little bit because there has been times in which I have to decide between business and personal debt. Business debt always get paid first because if I?don't don't pay the suppliers, or the employess, or the gas company, they'll stop working with us and the restaurant can't function. If the restaurant can't function, there's no income.?However, ALL DEBTS GET PAID. We have been open for 1.5 years now and going strong. We are a full service restaurant / bar offering lunch and dinner as well as a?dance club on Saturday nights. I am sure that this business?will succeed otherwise I would not have invested about $70,000 of personal funds (proceeds from sale of?real estate, personal property, stocks, and loans or credit cards.) Plus all the time, my wife and I have worked here which is about one year and seven months (two months of remodelation time) working 14 to 18 hours days. We developed an unique menu consisting of traditional Mexican dishes. The food that Mexicans eat at home. This menu?has set us?apart from the other restaurants in town. Since we are here everyday we see what works and what does not and because of this, we have been able to reduce our business expenses from about $19,000 during the first few months?to about $13,000 per month now. We have a lean profitable?restaurant that in less than a year was at the level or supassed many others that have been in business for many years. During this past year, our sales have?fluctutate from $15,000 to $20,000 a month. My wife and I are hard workers and will do whatever it takes to make our restaurant a great success. Please check?our profile to learn a little bit about our personal life and goals.?Space to detail everything is running out so please ask questions that would help me put the information out there for people to see and bid on this loan. There's never a 100%?safe investment but we are very close to it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$113.19

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1998	Debt/Income ratio:	81%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$61,088	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jasjeje	Borrower's state:	Ohio	Borrower's group:	Veteran Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash cushion
Purpose of loan:
Keep our excellent payment history.

My financial situation:
My wife is now a registered nurse...yipee!!!
We're never late on our bills.
Prosper scores?us a 9 out of 10...10 being best.

Monthly net income: $ 6,000 (will be $10,000?in September 2009)

Monthly expenses: $ 6,000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$744.02

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1983	Debt/Income ratio:	12%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$100,327	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gold-berserker	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Depressed Asset Purchase
Purpose of loan:
This loan will be used to?purchase a couple of overly depressed properties that a few friends of mine are looking to sell to me at 50% below current market.?Similar properties are?currently?listing for 35k-45k, and I can purchase for 15k-18k cash using 3-5k per property for cleanup and closing. These same properties were listing for 50-60k back in Sept-Oct of last year in the worst of the recession.?I can list for quick sale of 25k. or can hold for 1-2yrs?for conservative?price around 50k+ again.?These?properties were in the high 200's to 300k in 2005-2006 at the height of bubble.?Opportunities like this have not been around since the great depression, and who knows?when will happen again, probably not in my lifetime. I guess we can all thank the massive over de leveraging that has gone on for the past year for these?great opportunities.?

My financial situation:
I am a good candidate for this loan because I?have my mortgage paid ahead by 13 years and?over pay my debts to get rid of them faster. I have a very good job that I have been at for over 9 years and?my retirement plan? is to have all debts paid off within the next 3-4 years. My?income?# also includes my social security of $1,276 a month., but I did not include my spouse's which is an additional $1100 a month. Our mortgage is $550.00 a month, my car is paid off, and we have monthly expenses around $3,200.00 which includes all of our other expenses including over paying debt and food, gas, etc. Thank you for your time in advance, and I look forward to doing business with you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 7.05%	Starting monthly payment:	$59.94

Auction yield range:	3.23% - 4.00%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	3.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-2000	Debt/Income ratio:	9%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$27,183	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rafthe3rd	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 100% )	760-780 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	720-740 (Jan-2008) 720-740 (Jun-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Prosper Reinvest - 0 Risk -
Purpose of loan:
I'll be using 100% of the funds for prosper re-invest.?

I have?28 active loans, 13 paid off, with very few defaults as of yet.? My stats so far as a lender are best viewed from the link below:

http://www.lendingstats.com/lenders/rafthe3rd

My plan is to continue bidding on loans with credit ratings similar to those I've bid on thus far.??I've been a lender for 2-3 years now and this will be my third time borrowing for reinvesting.? The link to the first and second through prosper is below:

http://www.prosper.com/lend/listing.aspx?listingID=159838

http://www.prosper.com/invest/listing.aspx?listingID=276966

The first loan is paid off as of (1/10/2008).?
The second load is paid off as of (8/1/2009)
This will be my third loan for the purpose of reinvestment.?

I hope to get an even better rate than I did before as interest rates are dropping and I have built up some credibility on this site.?

My financial situation: I work for Standard & Poors in New York City's Financial District.? Have been there for?almost?5 years.??

Monthly household net income: $ 7800.00?

Monthly expenses: $?3692.00??
Mortgage: $?1860.81
Maintenence: $ 861.40
Utilities: $ 120??
Phone, cable, internet: $ 100??
Food, entertainment: $ 300??
Clothing, household expenses $ 50??
Student?loans: $?400 (Over paying)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1998	Debt/Income ratio:	94%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	5y 3m
Amount delinquent:	$460	Revolving credit balance:	$1,576	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orthotech1	Borrower's state:	Michigan	Borrower's group:	Family and Friends of the Military
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 520-540 (Jan-2008) 600-620 (Nov-2007) 600-620 (Jan-2007)
Principal balance:	$347.76	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
To help relatives relocate
Purpose of loan:
This loan will be used to help move Daughter and Granchildren from Grand Rapids to Bay City, plus make a down payment on a mobile home for them.

My financial situation:
I am a good candidate for this loan because a can make all payments to Prosoer as it is a automatic withdraw from my checking account.?

Monthly net income: $ $ 3,200.00

Monthly expenses: $
??Housing: $ 260.00
??Insurance: $161.00
??Car expenses: $ 800.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 121.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-2003	Debt/Income ratio:	41%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,869	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	stylish-deal	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Shredding my credit cards!!!
Purpose of loan:
This loan will be used to?
pay off my high interest credit cards. I am tired of paying the every month and most of the money goes towards interest with no end in sight. With this loan I would also be lowering my overall payments by about $100.
My financial situation:
I am a good candidate for this loan because?
I understand that by taking out this loan I can not and will not be able to use the credit cards for anything. I understand by putting this debt onto an installment long I can save interest and get it paid off faster.
Monthly net income: $ 2600

Monthly expenses: $ 2200
??Housing: $?550
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?150
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1998	Debt/Income ratio:	26%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,723	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	invest2008	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Oct-2008) 620-640 (Sep-2008) 640-660 (Nov-2007)
Principal balance:	$5,741.86	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
High return no risk
A fully employed MBA getting a CFA(2nd masters), with no late payments for the past 3 years and no defaults on any debts ever is not high risk. You are getting an 18% return from a very low risk borrower.? My credit score prior to some erroneously posted late payments by Citicorp(being disputed) was around 690 just a few months ago.? I am working as a consultant at Toyota National Headquarters now and will probably be finding a better position as soon as I get my CFA Level 2 results next month. This is for debt consolidation. I'd also like to purchase a home soon, so I need to take good care of my credit. Monthly net income:? $ 2800(after tax)
Monthly expenses:? ??Housing: $ 300??Insurance: $ 70??Car expenses: $ 200??Utilities: $ 50??Phone, cable, internet: $ 50??Food, entertainment: $ 300 ??Credit cards and other loans: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1999	Debt/Income ratio:	25%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,919	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	FinanceNow	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Restaurant Capital Needed
Purpose of loan:
This loan will be used to finance the start-up of a New England style seafood restaurant in Florida.? In 2001, I?formed a?partnership with my best friend?with the same type and style restaurant.? We successfully ran the business for 8 years before selling.? We both were in our 20's and after 8 years decided to get married, part ways,?and it was time for the business partnership to end.??Our families?have remained great friends and we are both tired of working for corporate america and spinning our wheels financially.? With our current savings and this loan, we will be guaranteed a successful start up and future.? This time?we will?include 100 seats and a bakery to offer breakfast, lunch, and dinner.???We would have 2-3 hour waiting lines on Friday, Saturday, and Sundays...A 3 hour wait to get into a 100 seat restaurant.? Absolutely because we gave the people?something different...Fresh, Homestyle cooked food at a reasonable price.? After 10 years...people still request us to re-open.? With financial assistance, we will make it happen.

My financial situation:
I am a good candidate for this loan because I have a proven track of paying my debts and a?record for success with the restaurant business.? Our restaurant and bakery serves a superior product at a reasonable price.?

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 0.00 paid
??Insurance: $
??Car expenses: $ 500.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 10.58%	Starting monthly payment:	$63.13

Auction yield range:	3.23% - 7.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1995	Debt/Income ratio:	27%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$711	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Watersports	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	800-820 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	840-860 (Jul-2008)
Principal balance:	$132.14	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Reinvesting in Prosper Loans
Purpose of loan:
This loan will be used to reinvest in Prosper.

My financial situation:
I am a good candidate for this loan because I don't need the money. My?wife?and I are extremely responsible with our finances. We will have over $200,000 of equity in our house and will have it paid off in another few years.? We have one car paid off and are steadily making payment on the other.? I own a boating business?that I paid off the land and buildings?the first year?and showed profitability the second year.? I also have a large 401k from my previous employer where I worked as a mechanical engineer.? My personal credit rating is 832!??I took out a $1000 Prosper loan last year to reinvest and it has been a success.

Prosper seems like a great website for both lenders and borrowers, and I would like to be?associated with a win-win situation!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	8.23% - 18.00%	Estimated loss impact:	7.42%
Lender servicing fee:	1.00%	Estimated return:	10.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1986	Debt/Income ratio:	6%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$31,214	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jts1969	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Home Repair Expense
Purpose of loan:
This loan will be used to help pay for an unexpected?home repair.? My home is in need of a new septic system.? Because of the small lot size, steep topography,?and location on a lake it is going to be very expensive, around $50,000.? This $10,000 loan will close the gap between the cost and?cash?currently available to me.

My financial situation:
I am a good candidate for this loan because I am a salaried physician.? Unfortunately, with the recent decline in home prices I cannot obtain a home equity line of credit.? Being familiar with Prosper as a lender I decided to give it a try as a borrower.

My net pay each month is $10,000.? My monthly mortgage is $5,283.? My monthly expenses for utilities, gasoline, insurance, and food are around $1,000.? I also pay $1,000 per month on a property loan which ends in October 2009.? Monthly payments on existing credit card balances total $1,000, which will be paid in full in 3-4 months.? So, for the next few months, I estimate having around $1,700 available monthly for making a Prosper loan payment.? Then, in November 2009 I will have $3,700 available to service the loan.? I will likely pay the loan off by February 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1991	Debt/Income ratio:	30%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	37	Length of status:	15y 3m
Amount delinquent:	$1,048	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonus-catapult6	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off pay medical debt
Purpose of loan:
This loan will be used to? pay off medical bills and short term loan that I took out.

My financial situation:
I am a good candidate for this loan because? my annual income is $71,250.00. I have worked for the same company since 1994, I am the Human Resource Manager for 2 facilities. I have large annual bonuses 7,000.00 approx. and can provide proof.

My check is directly deposited into my account every other Friday, I can sent up repayment to come directly out of my account each month.

Monthly expenses: $
??Housing: $ Pay Mortgage 848.00
??Insurance: $?1800.00/annually
??Car expenses: $
??Utilities: $ 1200.00/annually
??Phone, cable, internet: $ 1200.00/annually
??Food, entertainment: $ not much
??Clothing, household expenses $
??Credit cards and other loans: $ 3000.00 plus
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	10.23%	Starting borrower rate/APR:	11.23% / 13.35%	Starting monthly payment:	$180.66

Auction yield range:	6.23% - 10.23%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	5.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2002	Debt/Income ratio:	20%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	intrepid-dough	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate my Debts
Purpose of loan:
This loan will be used to pay off 2 credit cards and a student loan that over the years have acummulated a balance that I have been unable to pay due to my financial situation.

My financial situation:
I am a good candidate for this loan because I am very accountable when it comes to paying any of my bills on time. If you check my credit report you can see that I have never once missed a payment in any of my credit cards nor student loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1986	Debt/Income ratio:	31%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	1y 5m
Amount delinquent:	$83	Revolving credit balance:	$6,998	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	pjwklw	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 2 debts
Purpose of loan:
This loan will be used to pay off 2 debts completely.? I recently moved due to a divorce. I am supporting 4 children and moving expenses were higher than expected.

My financial situation:
I am a good candidate for this loan because I am a hard-worker and I am currently seeking a second job so that I can get ahead and not rely on any further loans.?

Monthly net income: $ 4260

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $ 125
??Phone, cable, internet: $ 140
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2002	Debt/Income ratio:	14%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,465	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cash-spartan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 90% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 10% )	640-660 (Sep-2008)
Principal balance:	$618.55	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
debt free
Purpose of loan:
This loan will be used to pay all my bills and have only one monthly payment

My financial situation:
This is my second loan from prosper have not missed a payment, I am a good candidate for this loan because i make 38000 to 42000 a year +tips and bonus i been on?my job for 9 years and I'm the Restaurant Manager.

Monthly net income: $
3800 + tips?
Monthly expenses: $
??Housing: $ 500 a month ????
??Insurance: $ 52.00 a month ????
??Car expenses: $ payed off ????
??Utilities: $ 28.00 ????
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 100.00 a month( i work in a restaurant so i don't eat much out side)
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 269.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1992	Debt/Income ratio:	14%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	58	Length of status:	0y 4m
Amount delinquent:	$31,203	Revolving credit balance:	$2,738	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bryantho	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Security Deposit for House
Purpose of loan:
This loan will be used?to put a security deposit down on a new house.?

My financial situation:
I am a good candidate for this loan because I pay my bills promptly.? My credit has been hurt because of the slow down in the economy which resulted in a lay-off.? But I'm back on my feet and really need a little help with this security deposit so I don't lose the house.? I had the funds, but was recently in an accident with an uninsured motorist so I had to use part of my funds to get my vehicle of of the towing yard.

Monthly net income: $ 6800

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 110
??Car expenses: $ 550
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1998	Debt/Income ratio:	27%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$34,154	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	reinforced-investment	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help the Movement
Purpose of loan:
This loan will be used to cover business expenses till the business initiatives start generating income.?

My financial situation:
I am a good candidate for this loan because I have a personal comittment to repay all my debts and?I believe in helping others. Also, my business is aimed at helping the disadvantaged and marginalized citizens in our society.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$417.48

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1998	Debt/Income ratio:	659%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$15,495	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	spiritual-reward	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1955 Buick Special 2Dr.Ht.Red/White
Purpose of loan:??THIS LOAN IS FOR ONLY 30 DAYS, 1 MONTH, I WILL PAY LENDER $1000.00 IN 30DAYS OR LESS FROM DATE OF LOAN.? Buy, 1955 Buick Special 2Dr.Ht. Red/White ext.
This car will sell at the Branson Auction in Branson,MO on Sept.11-12,2009 for $24K or more!!

My financial situation: ALL THE RIGHT THINGS ARE IN PLACE, I PAY MY BILLS, ALL MY CREDITERS FIND I AM CREDIT WORTHY DESPITE MY LOAN/INCOME RATIO.? MY SCORES ARE? 740-760! PRETTY GOOD FOR A HIGH RISK?? DON'T YOU THINK.?? FOR THE LAST 11-12 YEARS I HAVE NEVER BEEN LATE,OR MISSED A PAYMENT, OR NOT FULLFILLED MY OBGLIGATIONS.? $1000 FOR 30 DAYS.? VERY GOOD "ROI".
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.23%	Starting borrower rate/APR:	12.23% / 14.36%	Starting monthly payment:	$249.93

Auction yield range:	11.23% - 11.23%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	0.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2001	Debt/Income ratio:	9%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	responsibility-chihuahua	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bike loan
Purpose of loan:
This loan will be used to purchase a used motorcycle, with rising fuel cost a motorcycle is the best gas saver ever.
My financial situation:
I am a good candidate for this loan because I have no debts

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 552
??Insurance: $ 60
??Car expenses: $ 60
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 30
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	32	Length of status:	9y 11m
Amount delinquent:	$8,050	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	auction-enjoyment	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
6500????????????????
Monthly expenses: $
??Housing: $ 1800????
??Insurance: $
??Car expenses: $ 350
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 750
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$218.68

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1985	Debt/Income ratio:	46%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	18 / 17	Employment status:	Retired
Now delinquent:	0	Total credit lines:	41	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,669	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	order-nucleus	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:
This loan will be used to? pay off and consolidate various high interest credit card debt.

My financial situation:
I am a good candidate for this loan because? I have a very solid payment history, always paying early and more than the minimum balance due! I also have fixed income that can be counted on each and every month.

Monthly net income: $ 3,000.00

Monthly expenses: $
??Housing: $ 1,002.26
??Insurance: $ 40.00
??Car expenses: $ 303.18
??Utilities: $ 100.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$123.17

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1993	Debt/Income ratio:	36%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-economy-confidant	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
We need glasses and dental work!
Purpose of loan:
This loan will be used to pay for glasses for myself and my husband and dental work for myself and 2 adopted special needs kids. My oldest son needs wisdom teeth extracted, the youngest needs cavaties filled, and I need 2 crowns replaced. My husband and I have not had new glasses for 5 or 6 years and we need them badly.

My financial situation:We had a bankruptcy last year and lost our home after caring for my ailing mother for 13 years, We have car loans and student loans, no credit cards or other unsecured loans.
I am a good candidate for this loan because?We are trying to re-establish our credit so that we may buy another home in a year or 2. I check my credit monthly and it has actually improved since the bankruptcy.

Monthly net income: $ $5,313

Monthly expenses: $ $4,674
??Housing: $1175
??Insurance: $210
??Car expenses: $725
??Utilities: $300
??Phone, cable, internet: $54
??Food, entertainment: $1,200
??Clothing, household expenses $50
??Credit cards and other loans: $351
??Other expenses: $609
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1989	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	0 / 0	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	silver-pumpkin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP Middle Class American Family
Purpose of loan:
This loan will be used to help a middle-class family catch-up on bills, stay afloat.
We?have fallen behind on utility bills,?want to eliminate?late fees,?remain current. I don't have to tell you what poor shape the nation's economy is in.
We did debt consolidation for our credit cards, cut them up (literally). Banks won't give personal loans anymore unless your credit is absolutely perfect. Chase (who, we the people, bailed out) has stopped giving personal loans entirely.
I will be married 18 years in October, we had difficulty having children, we now have 2 beautiful girls ages 2 and 4. Our 4 year old is starting school in September, need supplies, clothes.
We just need this extra money to get back in shape, it?s tough out there.

My financial situation:
I am a good candidate for this loan because my husband is a hard working Civil Servant (21 years on the job). I do some babysitting here and there for neighbors, friends. We are honest people; own our own home (6 years). Both born and raised and still live in the Bronx.

Monthly net income: $ 4000

Monthly expenses:
Housing: $ 2000??
Insurance: $ 100??
Car expenses: $ 50??
Utilities: $ 100??
Phone, cable, internet: $ 100??
Food, entertainment: $ 300??
Clothing, household expenses $ 50??
Credit cards and other loans: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$82.30

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2005	Debt/Income ratio:	23%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$122	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bid-zenith	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying first car
Purpose of loan: The purpose of this loan will be used to buy my first car. My spending limit for the used vehicle will be about $4000 - $5500 where I will be putting my own down payment of 3,000 and using the $2500 as needed. I am in the market of buying a late 90's or a early 2000 Honda, Toyota or Acura as they are reliable cars. My financial situation is stable as I am employed as a researcher in the biological sciences as of April 2009 and I have been gainfully employed since January of 2009. I am a good candidate for this loan because the loan payments are around 80.00 a month and my monthly income is 512.00 a month. In addition, I have successfully maintained credit accounts in good standing for the past 4 years. In addition, I am a firm believer in paying the bills in full on time every time. I understand that this is a long term commitment and understand that a loan is to be paid back with interest during the term conditions of the loan and understand it is my responsibility for repayment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	27.18%	Starting borrower rate/APR:	28.18% / 30.53%	Starting monthly payment:	$207.30

Auction yield range:	8.23% - 27.18%	Estimated loss impact:	9.15%
Lender servicing fee:	1.00%	Estimated return:	18.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1994	Debt/Income ratio:	48%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,421	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	38%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	awakening3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$184.75

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1988	Debt/Income ratio:	40%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,261	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	COgirl47	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 7% )	660-680 (May-2008)
Principal balance:	$1,406.78	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Personal loan to expand business
Purpose of loan:? This loan will be used to expand my small cleaning business.? I will use these funds for advertising, building up my cleaning supply inventory, getting licensed/bonded, and invest in additional cleaning equipment.? I am a single parent, so I initially started up the business in order to supplement my income. I now have 1 employee that works part time for me as an independent contractor and my teenage daughter also works for me.???

My business trade name (A Clean Streak) is registered with the state, so is a legitimate, working business. I can supply receipts/bank statements to support my business income.?? My goal now is to be able to run it full time within 2-4 years.

I am a good candidate for this loan because I have income from both my regular full time job as a Sr. Buyer at a manufacturing company, plus from the cleaning business.? I also make a small profit off of my part time employee.??? I have had financial problems in the past, but I have built my credit rating up approximately 50 points within the last year and have been current on everything in the last 3 years.??I will use part of this money to pay off my existing loan with Prosper (approx. $1400) so I only have 1 payment.

Mo. Net Income:
Personal - $3378.00
Business (Avg.) - $ 475.00??

Debt: Housing - $1285.00
Car - $473.00
Utilities - $150.00
Phone - $120.00
Food, etc. - $300.00
Other - $373.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$178.92

Auction yield range:	14.23% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1998	Debt/Income ratio:	36%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,612	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	d-angers-28	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for my children
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? My husband and I have been together for 3 1/2 years & married for 2 years. We have known each other since high school, but didn't find each other for 25 years. Since we have been together, we have paid off some high bills and steadily rebuilt our credit. We have strong Christian believes to love unconditionally, for being truthful and our commitment to help others. We both feel blessed to be able to find a rental home large enough to hold our increasing family. Most recently my husband?s two oldest children came to live with us (a son 20 who is enlisted in the US Army & leaves in a month & an 18 yr. old daughter) , along with my two daughters (18 & 20), another young girl (17 yrs. old) with issues at her home and my oldest daughter's boyfriend (going to college & army reserves). We are now in need a third vehicle for our children to use for work (one is a caregiver and drives all over Reno & Sparks) & to drive them to school. We have been using our two vehicles but with each of them having various schedules and one who drives all over it has become a struggle trying to juggle everyone?s needs. Next month we will hopefully pay-off?one car loan reducing our auto expenses by $450 a mo. which we would use to pay?on?this?loan, if we get it. Thank you for taking the time to read this and we?pray you can help us.

Monthly net income: $ 5,493.00

Monthly expenses: $ 5,414.00
??Housing: $ 1,600.00
??Insurance: $ 161.00
??Car expenses: $ 876.00
??Utilities: $?695.00
??Phone, cable, internet: $ 32.00
??Food, entertainment: $ 1,200.00
??Clothing, household expenses $ 115.00
??Credit cards and other loans: $ 735.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1989	Debt/Income ratio:	3%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	50	Length of status:	9y 4m
Amount delinquent:	$6,487	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	44	Homeownership:	No
Inquiries last 6m:	2
Screen name:	profit-winner281	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help daughter w/ college expenses
The purpose of the loan is to help our daughter with college expenses not covered by finaicial aid.?I am a good candidate for the loan because I have steady employment and a low debt to income ratio.??I am honest and hard working and will repay the loan.? We were blessed just to close on a home?at a fixed rate of 5.5% interest. It is so?difficult to get a personal loan if you don't have outstanding credit. I just need?someone to give me a chance with a small personal loan.?Thank you. ???

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$199.47

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1985	Debt/Income ratio:	20%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	29y 2m
Amount delinquent:	$0	Revolving credit balance:	$27,302	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	melsdebt	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$3,888.03	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Finishing Basement for Rent
Purpose of loan:
This loan will be used to consolidate my bills to better my credit scores to buy a house!

My financial situation:
I am a good candidate for this loan because?I pay all my bills on-time; divorce messed up credit score to get a loan.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.